UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03896

fpa U.S. Core Equity FUND, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA U.S. CORE EQUITY FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2022

FPA U.S. Core Equity Fund, Inc.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

Introduction1

In the second quarter of 2022, the FPA U.S. Core Equity Fund, Inc.'s ("Fund") performance was -18.92% (-18.59% before fees and expenses), which compares to the -16.10% total return of the S&P 500 Index ("Index" or "S&P 500").

The Fund's underperformance in the second quarter, like the first quarter, is mostly attributable to having none or less than average exposure to outperforming sectors during the quarter such as Utilities (-5.73%), Consumer Staples (-5.23%) and Energy (-6.13%) coupled with having greater than average exposure to underperforming sectors such as Consumer Discretionary (-26.32%), Communication Services (-20.87%) and Information Technology (-20.44%).

The 10-year U.S. Treasury yield had another rapid rise in the second quarter following the first quarter's similar jump in magnitude, increasing from approximately 2.3% to 3.0% — and reaching as high as nearly 3.5% intra-quarter.2 While interest rates remain near historical lows, the rate of change has impacted how the market values higher multiple stocks to a greater degree than lower multiple ones. In the short-term, this kind of multiple contraction, which impacted the Fund's return in the second quarter as well as the first quarter, can be frustrating. However, if you are investing for the long-term, multiple contraction or expansion historically has had the least amount of impact to equity returns. Rather, it is earnings per share (EPS) growth that has the greatest impact on a stock's total return over the long run and that is what we are most focused on getting right with our portfolio companies.

I believe secularly growing mid- to large-capitalization companies trading at compelling valuations will continue to be a favorable place to invest for the long-term — especially relative to U.S. Treasuries and other investment alternatives.

Portfolio Commentary

During the second quarter, I continued to make some changes to the Fund's portfolio to best position it for future success. To that end I eliminated 21 positions that made up 10.0% of the March 31, 2022 portfolio, decreased the weighting of the 57 remaining positions by 3.2% to 86.6%, and added 10 new positions representing 6.3% of the June 30, 2022 portfolio. These new positions are in companies I have been following and that were on my wish list to purchase. Most are not at full position sizes yet, and thus I am prepared to add to them.

As of June 30, 2022, the Fund was invested in 67 companies (61 of which are disclosed), including 47 disclosed investments that are in the S&P 500, which made up 78.3% of the portfolio. Moreover, the 47 disclosed positions in common made up 39.1% of the S&P 500's weighting as of June 30, 2022. A majority of the 47 positions were overweight in the Fund relative to the Index. The Fund's remaining 14 disclosed investments were mostly large-cap U.S. and foreign companies. Combined, those 14 companies made up 11.0% of the portfolio.

In terms of geography, 89.1% of the portfolio was in U.S. companies, while 3.9% was in foreign equities, as of June 30, 2022. By market capitalization, 90.7% of the portfolio was invested in large-cap companies with market values above $10 billion, with about 51% invested in mega-caps (companies with market values above $200 billion). The Fund's weighted average market cap was approximately $676 billion, while the Fund's median market cap was approximately $76 billion.

Regarding portfolio concentration, the Fund's top five positions made up 39.5% of the Fund compared to approximately 22.4% for the S&P 500. The Fund's top 10 positions made up 49.9% of the portfolio versus 27.0%

1  Past performance in not a guarantee, nor is it indicative, of future results.

2  Source: Bloomberg.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

for the Index. Over time, the goal is to continue to increase the weighting of some of the Fund's smaller positions as valuations become more compelling.

From an industry exposure standpoint, the portfolio had investments in eight of the 11 sectors in the S&P 500. Combined, those eight sectors made up approximately 91.4% of the S&P 500 and 93.1% of the Fund's portfolio. Relative to the S&P 500, the portfolio was overweight information technology, communication services and consumer discretionary, and underweight financials, health care, energy, industrials, and consumer staples. At the end of the quarter, the Fund did not have any investments in utilities, materials, or real estate. Collectively, those three sectors made up approximately 8.6% of the S&P 500.

Sector	FPA U.S. Core Equity Fund	S&P 500
Information Technology	27.5%	26.8%
Consumer Discretionary	21.7%	10.5%
Communication Services	18.4%	8.9%
Financials	10.0%	10.8%
Health Care	8.8%	15.1%
Energy	3.4%	4.4%
Industrials	2.5%	7.8%
Consumer Staples	0.8%	7.0%
Utilities	0.0%	3.1%
Real Estate	0.0%	2.9%
Materials	0.0%	2.6%
Total	93.1%	100.0%
Cash and equivalents (net of liabilities)	6.9%

Source: FPA, Capital IQ. As of June 30, 2022. Totals might not add up to 100% due to rounding. Portfolio composition will change due to ongoing management of the Fund.

Compared to the broader market, we believe the Fund's portfolio is of higher quality and has greater potential for revenue and earnings growth.3

3  The portfolio manager believes a high-quality company is one that is able to generate a return on capital in excess of its cost of capital for sustained periods of time.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

	FPA U.S. Core Equity Fund		S&P 500
Large Capitalization Holdings % of Portfolio	90.7%		98.6%
Top 5 Holdings % of Portfolio	39.5%		22.4%
Top 10 Holdings % of Portfolio	49.9%		27.0%
Foreign Securities % of Portfolio	3.9%		0.0%
12-Month Forward P/E4	17.2	x	15.8	x
Price/Book[5]	4.9	x	3.7	x
Return on Equity[6]	28.5%		20.9%
EPS Growth Forecast (2-year, median)	17.5%		9.1%
Revenue Growth Historical (2-year, $-weighted median)	13.2%		17.5%
Revenue Growth Forecast (2-year, median)	11.3%		9.9%
Debt/Equity[7]	0.2	x	0.9	x
Median Market Capitalization[8] (billions)	$76.2		$27.3
Weighted Average Market Cap (billions)	$675.9		$477.4

Source: FPA, Capital IQ. Data as of June 30, 2022. Fund statistics for '% of Portfolio' holdings are based on net assets. Portfolio composition will change due to ongoing management of the Fund.

4  The forward price-to-earnings (P/E) ratio is derived by dividing the price of the stock by the estimated one year of future per-share earnings and is used as a relative value comparison for a company's shares. Forward P/E numbers are estimates and subject to change.

5  Price/Book ratio is the current closing price of the stock divided by the latest quarter's book value per share.

6  Return on Equity measures a portfolio company's profitability by dividing net income before taxes less preferred dividends by the value of stockholders' equity.

7  Debt/Equity (D/E) Ratio is calculated by dividing a company's total liabilities by its shareholder equity. These numbers are available on the balance sheet of a company's financial statements. The ratio is used to evaluate a company's financial leverage.

8  Market Cap, short for market capitalization, refers to the total dollar market value of a company's outstanding shares.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Q2'22 Winners and Losers9

Winners	Performance Contribution	Losers	Performance Contribution
Humana	0.08%	Amazon.com	-2.71%
AutoZone	0.04%	Alphabet	-2.27%
Cigna	0.03%	Microsoft	-1.81%
UnitedHealth Group	0.01%	Apple	-1.77%
Ulta Beauty	0.00%	Meta	-1.53%

Three of the Fund's biggest winners in the second quarter were health insurers, which the Fund has been invested in for several years. In a quarter where the market was hit hard in part due to recession fears, the healthcare sector was a relative outperformer since it is typically viewed by the market as more recession resistant. With unemployment levels low coupled with an aging U.S. population, we believe the wind is at the back of health insurers. While there will likely continue to be political risk that the government tries to do something to reign in healthcare costs, which could directly or indirectly impact health insurers' business, I believe the risk is low and resulting impact relatively muted. While the Fund's exposure to the industry ended the second quarter at about the same as the first quarter at just over 4%, I am finding more attractive opportunities elsewhere in the market. So do not be surprised to see the industry exposure come down over time.

The five biggest detractors to performance were the Fund's five largest holdings, with Amazon.com being the biggest loser. As interest rates rose further in 2022 during the second quarter, higher EPS multiple stocks such as Amazon.com fared relatively poorly. While Amazon's AWS business is doing extremely well (growing fast and generating robust free cash flow), its retail operations are not growing nearly as fast nor are they as profitable. That segment is being impacted by a host of issues — some self-inflicted such as overbuilding local warehouse capacity for faster delivery of more goods to customers and some more out of its control such as supply chain disruptions and higher than expected wage inflation. Amazon.com is discussed in our previous letters so please reference those for a more detailed view on the company.10 The bottom line is my investment thesis remains unchanged. I believe the moat around its businesses continues to grow as it makes further investments into its operations that very few companies are willing to or even have the capability to make. Unless there is new information that invalidates my investment thesis or there are better investment opportunities for the Fund's capital, it will remain a patient, long-term shareholder.

9  Reflects top contributors and top detractors to the Fund's performance based on contribution-to-return. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. For a full list of holdings and weights by percentage of total assets please view the holdings report at the end of this Commentary.

10  Please refer to the commentary archive at https://fpa.com/funds/fpa-u-s-value-fund-quarterly-commentary-archive

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Closing

We are optimistic that the Fund will generate good absolute and relative returns compared to the S&P 500 going forward.

We look forward to delivering value for our fellow shareholders. Thank you for your confidence and continued support.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager
July 2022

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety. This Commentary does not constitute an investment management agreement or offering circular.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. The information and data contained herein has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

The information contained herein is not complete, may change, and is subject to, and is qualified in its entirety by, the more complete disclosures, risk factors, and other information contained in the Fund's Prospectus and Statement of Additional Information. The information is furnished as of the date shown. No representation is made with respect to its completeness or timeliness. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Certain statements contained in this presentation may be forward-looking and/or based on current expectations, projections, and information currently available. Actual events or results may materially differ from those we anticipate, or the actual performance of any investments described herein may differ from those reflected or contemplated in such forward-looking statements, due to various risks and uncertainties. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term. Statistical data or references thereto were taken from sources which we deem to be reliable, but their accuracy cannot be guaranteed.

The reader is advised that the Fund's investment strategy includes active management with corresponding changes in allocations from one period of time to the next. Therefore, any data with respect to investment allocations as of a given date is of limited use and may not be reflective of the portfolio manager's more general views with respect to proper geographic, instrument and/or sector allocations. The data is presented for indicative purposes only and, as a result, may not be relied upon for any purposes whatsoever.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Index / Other Definitions

The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices may hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. An investor cannot invest directly in an index.

The S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

Earnings Per Share (EPS) is calculated as a company's profit divided by the outstanding shares of its common stock. The resulting number serves as an indicator of a company's profitability.

Free Cash Flow (FCF) is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

Price to Earnings is the ratio for valuing a company that measures its current share price relative to its EPS. The price-to-earnings ratio is also sometimes known as the price multiple or the earnings multiple.

The Fund is distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO SUMMARY

June 30, 2022 (Unaudited)

Common Stocks		93.0%
Internet Media	14.5%
Infrastructure Software	10.6%
Communications Equipment	8.1%
Apparel, Footwear & Accessory Design	6.4%
E-Commerce Discretionary	6.4%
Other Common Stocks	4.7%
Investment Management	4.4%
Consumer Finance	3.9%
Managed Care	3.5%
Home Products Stores	3.0%
Information Technology Services	2.8%
Retailing	2.3%
Homebuilders	2.1%
Insurance Brokers	1.9%
Application Software	1.8%
Private Equity	1.8%
Life Science Equipment	1.7%
Cable & Satellite	1.7%
Health Care Services	1.6%
Industrials	1.4%
Entertainment Content	1.3%
Diversified Banks	1.2%
Medical Devices	1.1%
Automotive Retailers	1.0%
Courier Services	0.6%
Internet Based Services	0.6%
Commercial & Residential Building Equipment & Systems	0.5%
Specialty Pharmaceuticals	0.4%
Managed Health Care	0.4%
Automobiles	0.4%
Home Improvement	0.4%
Health Care Facilities	0.3%
Household Products	0.2%
Bonds & Debentures		5.6%
Other Assets And Liabilities, Net		1.4%
Net Assets		100.0%

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2022
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 14.5%
Alphabet, Inc. Class C(a)	2,545	$5,567,060
Match Group, Inc.(a)	1,891	131,784
Meta Platforms, Inc. Class A(a)	12,760	2,057,550
		$7,756,394
INFRASTRUCTURE SOFTWARE — 10.6%
Microsoft Corp.	22,100	$5,675,943
		$5,675,943
COMMUNICATIONS EQUIPMENT — 8.1%
Apple, Inc.	31,850	$4,354,532
		$4,354,532
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 6.4%
Adidas AG (Germany)	5,280	$933,779
Cie Financiere Richemont SA Class A (Switzerland)	4,000	425,915
Deckers Outdoor Corp.(a)	650	165,978
Kering SA (France)	1,625	834,600
LVMH Moet Hennessy Louis Vuitton SE (France)	480	292,604
NIKE, Inc. Class B	7,715	788,473
		$3,441,349
E-COMMERCE DISCRETIONARY — 6.4%
Amazon.com, Inc.(a)	32,400	$3,441,204
		$3,441,204
INVESTMENT MANAGEMENT — 4.4%
Apollo Global Management, Inc.	9,600	$465,408
BlackRock, Inc.	3,100	1,888,024
		$2,353,432
CONSUMER FINANCE — 3.9%
Mastercard, Inc. Class A	2,875	$907,005
PayPal Holdings, Inc.(a)	3,750	261,900
Visa, Inc. A Shares	4,640	913,570
		$2,082,475
MANAGED CARE — 3.5%
Elevance Health, Inc.	1,915	$924,141
UnitedHealth Group, Inc.	1,805	927,102
		$1,851,243
HOME PRODUCTS STORES — 3.0%
Home Depot, Inc.	3,195	$876,293
Lowe's Cos., Inc.	4,300	751,081
		$1,627,374

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
INFORMATION TECHNOLOGY SERVICES — 2.8%
Accenture PLC Class A (Ireland)	1,050	$291,532
NVIDIA Corp.	3,845	582,863
Palantir Technologies, Inc. Class A(a)	4,365	39,591
QUALCOMM, Inc.	2,788	356,139
S&P Global, Inc.	744	250,773
		$1,520,898
RETAILING — 2.3%
AutoZone, Inc.(a)	280	$601,754
Sprouts Farmers Market, Inc.(a)	12,850	325,362
Ulta Beauty, Inc.(a)	830	319,948
		$1,247,064
HOMEBUILDERS — 2.1%
Lennar Corp. B Shares	9,600	$563,616
Toll Brothers, Inc.	12,500	557,500
		$1,121,116
INSURANCE BROKERS — 1.9%
Aon PLC Class A (Britain)	2,045	$551,496
Willis Towers Watson PLC (Britain)	2,400	473,736
		$1,025,232
APPLICATION SOFTWARE — 1.8%
Activision Blizzard, Inc.	6,693	$521,117
Adobe, Inc.(a)	775	283,696
Zoom Video Communications, Inc. Class A(a)	1,300	140,361
		$945,174
PRIVATE EQUITY — 1.8%
Blackstone, Inc. Class A	5,146	$469,470
KKR & Co., Inc. Class A	10,200	472,158
		$941,628
LIFE SCIENCE EQUIPMENT — 1.7%
Danaher Corp.	2,134	$541,012
Thermo Fisher Scientific, Inc.	650	353,132
		$894,144
CABLE & SATELLITE — 1.7%
Comcast Corp. Class A	22,470	$881,723
		$881,723

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
HEALTH CARE SERVICES — 1.6%
IQVIA Holdings, Inc.(a)	3,385	$734,511
Moody's Corp.	385	104,709
		$839,220
INDUSTRIALS — 1.4%
Airbus SE ADR (France)	19,400	$471,226
Norfolk Southern Corp.	1,150	261,384
		$732,610
ENTERTAINMENT CONTENT — 1.3%
Netflix, Inc.(a)	2,300	$402,201
Walt Disney Co.(a)	3,000	283,200
		$685,401
DIVERSIFIED BANKS — 1.2%
Bank of America Corp.	12,000	$373,560
JPMorgan Chase & Co.	2,400	270,264
		$643,824
MEDICAL DEVICES — 1.1%
Abbott Laboratories	3,829	$416,021
Stryker Corp.	815	162,128
		$578,149
AUTOMOTIVE RETAILERS — 1.0%
O'Reilly Automotive, Inc.(a)	848	$535,732
		$535,732
COURIER SERVICES — 0.6%
United Parcel Service, Inc. Class B	1,800	$328,572
		$328,572
INTERNET BASED SERVICES — 0.6%
GoDaddy, Inc. Class A(a)	4,534	$315,385
		$315,385
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.5%
Honeywell International, Inc.	1,540	$267,667
		$267,667
SPECIALTY PHARMACEUTICALS — 0.4%
Cigna Corp.	870	$229,262
		$229,262
MANAGED HEALTH CARE — 0.4%
Humana, Inc.	475	$222,333
		$222,333

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2022
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
AUTOMOBILES — 0.4%
General Motors Co.(a)	5,900	$187,384
		$187,384
HOME IMPROVEMENT — 0.4%
Mohawk Industries, Inc.(a)	1,500	$186,135
		$186,135
HEALTH CARE FACILITIES — 0.3%
HCA Healthcare, Inc.	1,100	$184,866
		$184,866
HOUSEHOLD PRODUCTS — 0.2%
Constellation Brands, Inc. Class A	451	$105,110
		$105,110
OTHER COMMON STOCKS — 4.7%(a)(b)		$2,533,854
		$2,533,854
TOTAL COMMON STOCKS — 93.0% (Cost $33,377,044)		$49,736,429
BONDS & DEBENTURES
U.S. TREASURY — 5.6%
U.S. Treasury Notes — 0.250% 4/15/2023 (Cost $3,027,335)	$3,067,000	$3,005,669
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $36,404,379)		$52,742,098
TOTAL INVESTMENTS — 98.6% (Cost $36,404,379)		$52,742,098
Other Assets and Liabilities, net — 1.4%		749,474
NET ASSETS — 100.0%		$53,491,572

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $36,404,379)	$52,742,098
Cash	4,557
Receivable for:
Investment securities sold	1,445,904
Dividends and interest	16,711
Capital Stock sold	226
Prepaid expenses and other assets	5,560
Total assets	54,215,056
LIABILITIES
Payable for:
Investment securities purchased	537,513
Capital Stock repurchased	39,610
Advisory fees	28,390
Accrued expenses and other liabilities	117,971
Total liabilities	723,484
NET ASSETS	$53,491,572
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 5,117,151 outstanding shares	$51,172
Additional Paid-in Capital	35,237,903
Distributable earnings	18,202,497
NET ASSETS	$53,491,572
NET ASSET VALUE
Offering and redemption price per share	$10.45

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $6,205)	$245,840
Interest	16,061
Total investment income	261,901
EXPENSES
Advisory fees	235,730
Legal fees	40,192
Director fees and expenses	39,009
Transfer agent fees and expenses	33,336
Reports to shareholders	24,579
Audit and tax services fees	19,863
Filing fees	19,736
Custodian fees	12,185
Other professional fees	3,292
Administrative services fees	1,723
Other	6,099
Total expenses	435,744
Reimbursement from Adviser	(36,866)
Net expenses	398,878
Net investment loss	(136,977)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,602,630
Investments in foreign currency transactions	553
Net change in unrealized appreciation (depreciation) of:
Investments	(25,159,173)
Translation of foreign currency denominated amounts	(315)
Net realized and unrealized loss	(22,556,305)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,693,282)

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(136,977)	$(502,628)
Net realized gain	2,603,183	8,871,462
Net change in unrealized appreciation (depreciation)	(25,159,488)	7,558,801
Net increase (decrease) in net assets resulting from operations	(22,693,282)	15,927,635
Distributions to shareholders	(4,511,078)	(6,172,342)
Capital Stock transactions:
Proceeds from Capital Stock sold	450,091	1,640,846
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	3,940,796	5,510,185
Cost of Capital Stock repurchased	(4,714,277)	(9,842,822)
Net decrease from Capital Stock transactions	(323,390)	(2,691,791)
Total change in net assets	(27,527,750)	7,063,502
NET ASSETS
Beginning of period	81,019,322	73,955,820
End of period	$53,491,572	$81,019,322
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	37,385	106,893
Shares issued to shareholders upon reinvestment of dividends and distributions	372,111	355,334
Shares of Capital Stock repurchased	(357,239)	(641,013)
Change in Capital Stock outstanding	52,257	(178,786)

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020	2019	2018	2017
Per share operating performance:
Net asset value at beginning of period	$16.00		$14.10	$11.62	$8.84	$9.91	$9.09
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.10)	(0.08)	(0.02)	— (b)	0.01
Net realized and unrealized gain (loss) on investment securities	(4.57)		3.26	2.94	3.03	(0.95)	0.86
Total from investment operations	(4.60)		3.16	2.86	3.01	(0.95)	0.87
Less distributions:
Dividends from net investment income	—		—	—	(0.01)	(0.02)	(0.05)
Distributions from net realized capital gains	(0.95)		(1.26)	(0.38)	(0.22)	(0.10)	—
Total distributions	(0.95)		(1.26)	(0.38)	(0.23)	(0.12)	(0.05)
Redemption fees	—		—	—	—	—	— (b)
Net asset value at end of period	$10.45		$16.00	$14.10	$11.62	$8.84	$9.91
Total investment return(c)	(28.85)%		22.86%	24.80%	34.16%	(9.81)%	9.52%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$53,492		$81,019	$73,956	$71,195	$61,928	$86,212
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.35	%(d)	1.16%	1.34%	1.43%	1.37%	1.22%
After reimbursement from Adviser	1.23	%(d)	1.16%	1.22%	1.22%	1.20%	1.13%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.54	)%(d)	(0.64)%	(0.75)%	(0.36)%	(0.19)%	0.05%
After reimbursement from Adviser	(0.42	)%(d)	(0.64)%	(0.63)%	(0.15)%	(0.02)%	0.14%
Portfolio turnover rate	52	%(d)	23%	60%	25%	79%	137%

(a)  Per share amount is based on average shares outstanding.

(b)  Rounds to less than $0.01 per share.

(c)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(d)  Annualized.

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2022
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA U.S. Core Equity Fund (the "Fund", formerly known as FPA U.S. Value Fund, Inc.) is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities using effective interest rate method. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In June 2022, the FASB issued Accounting Standards Update No. 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Sector Risk: To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The following summarizes the risks associated with investing in certain sector(s) in which the Fund is more heavily invested:

•  Information Technology Sector Risk: Companies in the information technology sector face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Companies in this sector may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. Similar consequences could arise as a result of the spread of other infectious diseases. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund's accounting and financial reporting.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $16,709,105 for the period ended June 30, 2022. The proceeds and cost of securities sold resulting in net realized gains of $2,602,630 aggregated $23,518,825 and $20,916,195, respectively, for the period ended June 30, 2022.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2022 was $36,626,681 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2022, for federal income tax purposes was $17,891,610 and $(1,776,193), respectively resulting in net unrealized appreciation of $16,115,417. As of and during the period ended June 30, 2022, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation, merger, reorganization or recapitalization) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. This agreement is coterminous with the Investment Advisory Agreement which may be terminated by the Board, the vote of a majority of the Fund's shareholders or the Adviser.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

For the period ended June 30, 2022, the Fund paid aggregate fees and expenses of $39,009 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2022:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$7,756,394	—	—	$7,756,394
Infrastructure Software	5,675,943	—	—	5,675,943
Communications Equipment	4,354,532	—	—	4,354,532
Apparel, Footwear & Accessory Design	3,441,349	—	—	3,441,349
E-Commerce Discretionary	3,441,204	—	—	3,441,204
Investment Management	2,353,432	—	—	2,353,432
Consumer Finance	2,082,475	—	—	2,082,475
Managed Care	1,851,243	—	—	1,851,243
Home Products Stores	1,627,374	—	—	1,627,374

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Information Technology Services	$1,520,898	—	—	$1,520,898
Retailing	1,247,064	—	—	1,247,064
Homebuilders	1,121,116	—	—	1,121,116
Insurance Brokers	1,025,232	—	—	1,025,232
Application Software	945,174	—	—	945,174
Private Equity	941,628	—	—	941,628
Life Science Equipment	894,144	—	—	894,144
Cable & Satellite	881,723	—	—	881,723
Health Care Services	839,220	—	—	839,220
Industrials	732,610	—	—	732,610
Entertainment Content	685,401	—	—	685,401
Diversified Banks	643,824	—	—	643,824
Medical Devices	578,149	—	—	578,149
Automotive Retailers	535,732	—	—	535,732
Courier Services	328,572	—	—	328,572
Internet Based Services	315,385	—	—	315,385
Commercial & Residential Building Equipment & Systems	267,667	—	—	267,667
Specialty Pharmaceuticals	229,262	—	—	229,262
Managed Health Care	222,333	—	—	222,333
Automobiles	187,384	—	—	187,384
Home Improvement	186,135	—	—	186,135
Health Care Facilities	184,866	—	—	184,866
Household Products	105,110	—	—	105,110
Other Common Stocks	2,533,854	—	—	2,533,854
U.S. Treasury	—	$3,005,669	—	3,005,669
	$49,736,429	$3,005,669	—	$52,742,098

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the period ended June 30, 2022.

In an effort to increase potential income, the Fund is authorized to write (i.e., sell) covered call options listed on a national securities exchange. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value.

The Fund did not hold derivatives during the period ended June 30, 2022.

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The Fund did not hold OTC derivative assets, liabilities and master repurchase agreements during the period ended June 30, 2022.

FPA U.S. CORE EQUITY FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2022 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2021	$1,000.00	$1,000.00
Ending Account Value June 30, 2022	$711.50	$1,018.70
Expenses Paid During Period(a)	$5.22	$6.16

(a)  Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2022 (181/365 days).

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, and Robert F. Goldrich are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Director"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Robert F. Goldrich, 1962	Director	2022	Formerly, President/CFO of the Leon Levy Foundation (2015-2022). Director/Trustee of each FPA Fund (since 2022).	7	Uluru, Inc. (2015-2017)
Mark L. Lipson, 1949	Director & Chairman	2015	Managing Member, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Director	2013	Formerly UCLA professor, retired effective July 2022. Dr. Osborne served at UCLA's John E. Anderson School of Management in several capacities for 50 years. He was formerly Senior Associate Dean, (July 2003-June 2022), Interim Dean (July 2018-June 2019), Professor (July 1972-June 2022) and Faculty Director, Price Center for Entrepreneurship and Innovation (July 1984-June 2022). He is a Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020).	7	Kaiser Aluminum, Wedbush Capital and Waverley Capital Acquisition Corporation

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018).	7	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997	Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee of each FPA Fund (Bragg Capital Trust since 2020). Formerly, Managing Partner of FPA.
Gregory Nathan, 1980	Vice President and Portfolio Manager	2015	Managing Director of FPA (since 2015); Vice President of FPA (2007-2015).
Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Managing Director and CFO (since 2022) of FPA. Treasurer of each FPA Fund (Bragg Capital Trust since 2020). Formerly Senior Vice President and Controller of FPA.
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA U.S. CORE EQUITY FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA U.S. CORE EQUITY FUND and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2022 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. CORE EQUITY FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 7, 2022

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 7, 2022